UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2019 (January 25, 2019)

Broadcom Inc.

(Exact name of registrants as specified in its charter)

Delaware	001-38449	35-2617337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1320 Ridder Park Drive San Jose, California	95131
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 433-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On January 25, 2019, Broadcom Technologies Inc. (“Broadcom Technologies”), a Delaware corporation and a wholly-owned subsidiary of Broadcom Inc., a Delaware corporation (the “Company”), became a guarantor of the Notes (as defined below) and entered into supplemental indentures with the Issuers and the Trustee (each as defined below), dated as of January 25, 2019 (the “Supplemental Indentures”), to (a) that certain Indenture dated as of January 19, 2017, among Broadcom Corporation, a Delaware corporation, as issuer (“Broadcom Corporation”), Broadcom Cayman Finance Limited, an exempted company incorporated with limited liability in the Cayman Islands, as co-issuer (“Cayman Finance” and, together with Broadcom Corporation, the “Issuers”), Broadcom Limited, a public company limited by shares incorporated under the laws of the Republic of Singapore, which was converted to a private company limited by shares incorporated under the laws of the Republic of Singapore and changed its name from “Broadcom Limited” to “Broadcom Pte. Ltd.” (“Old Broadcom Parent”), as a guarantor, Broadcom Cayman L.P., an exempted limited partnership registered under the laws of the Cayman Islands, acting through the Company, its general partner, as a guarantor (“Broadcom Cayman LP”), and Wilmington Trust, National Association, as trustee (the “Trustee”) (as amended by that First Supplemental Indenture, dated as of April 9, 2018, by and among the Issuers, the Company and the Trustee, and as further amended or supplemented as of the date hereof, the “January 2017 Indenture”), in respect of the Issuers’ 2.375% Senior Notes due 2020, the Issuers’ 3.000% Senior Notes due 2022, the Issuers’ 3.625% Senior Notes due 2024 and the Issuers’ 3.875% Senior Notes due 2027 (collectively, the “January 2017 Notes”) and (b) that certain Indenture, dated as of October 17, 2017, among the Issuers, Old Broadcom Parent, Broadcom Cayman LP and the Trustee (as amended by that First Supplemental Indenture, dated as of April 9, 2018, by and among the Issuers, the Company and the Trustee, and as further amended or supplemented as of the date hereof, the “October 2017 Indenture” and, together with the January 2017 Indenture, the “Indentures” and each an “Indenture”), in respect of the Issuers’ 2.200% Senior Notes due 2021, the Issuers’ 2.650% Senior Notes due 2023, the Issuers’ 3.125% Senior Notes due 2025 and the Issuers’ 3.500% Senior Notes due 2028 (collectively, the “October 2017 Notes” and, together with the January 2017 Notes, the “Notes”).

The foregoing is only a brief description of the Supplemental Indentures and is qualified in its entirety by reference to the Supplemental Indentures, copies of which are filed as Exhibits 4.1 and 4.2 and are incorporated herein by reference.

Item 8.01	Other Events.

In addition, Broadcom Technologies became a guarantor under the Credit Agreement, dated November 5, 2018, among the Company, the lenders and L/C Issuers named therein, Bank of America, N.A., as administrative agent, and the other parties from time to time party thereto, pursuant to a joinder agreement dated January 25, 2019.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

4.1	Second Supplemental Indenture to the January 2017 Indenture, dated as of January 25, 2019.

4.2	Second Supplemental Indenture to the October 2017 Indenture, dated as of January 25, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Broadcom Inc.

Date: January 25, 2019	By:	/s/ Thomas H. Krause, Jr.
Thomas H. Krause, Jr.
Chief Financial Officer